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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement No. 333-111037 on Form S-8 of Civitas BankGroup, Inc. of our report dated June 26, 2006 appearing in this Annual Report on Form 11-K of Civitas BankGroup, Inc. 401(k) Profit Sharing Plan for the year ended December 31, 2005.

                                          /s/ Crowe Chizek and Company LLC

Brentwood, Tennessee
June 28, 2006